UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                                October 27, 2006
                Date of Report (Date of earliest event reported)


                                    VIAD CORP
             (Exact name of registrant as specified in its charter)


            Delaware                   001-11015                36-1169950
    (State or other jurisdiction      (Commission              (IRS Employer
         of incorporation)             File Number)          Identification No.)


      1850 North Central Avenue, Suite 800, Phoenix, Arizona      85004-4545
              (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (602) 207-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 27, 2006, Viad Corp (the "Company") issued a press release announcing its unaudited financial results for the third quarter of 2006. A copy of the Company's press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information in Item 2.02 of this current report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


Item 8.01       OTHER EVENTS

On October 27, 2006, Viad Corp also issued a press release announcing that John
F. Jastrem has been appointed as President and Chief Executive Officer of its Exhibitgroup/Giltspur division. A copy of the Company's press release is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.


Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

        99.1 - Press Release dated October 27, 2006.
        99.2 - Press Release dated October 27, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        VIAD CORP
                                        (Registrant)


October 27, 2006                        By:/s/ G. Michael Latta
                                           -------------------------------------
                                           G. Michael Latta
                                           Vice President - Controller
                                           (Chief Accounting Officer and
                                            Authorized Signer)





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